UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

SANTARUS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3611 Valley Centre Drive, Suite 400, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On June 11, 2013, at the 2013 annual meeting of stockholders of Santarus, Inc. (the “Company”), the Company’s stockholders approved the Company’s Amended and Restated 2004 Equity Incentive Award Plan (the “Plan”) to, among other things, (i) extend the term of the Plan to April 5, 2023, ten years from the date it was approved by the Company’s board of directors; (ii) increase by 5,000,000 the number of shares of the Company’s common stock reserved for issuance under the Plan and eliminate the “evergreen” provision; (iii) satisfy the stockholder approval requirements of Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”), including approval of the material terms of the performance goals for awards that may be granted under the Plan as required under Section 162(m); and (iv) make other technical revisions or otherwise non-material revisions.

A brief description of the material terms of the Plan is set forth on pages 40 to 49 of the Company’s Definitive Proxy Statement on Schedule 14A for the 2013 annual meeting, which was filed with the Securities and Exchange Commission (“SEC”) on April 26, 2013 and supplemented on May 31, 2013 (the “Proxy Statement”), and is incorporated herein by reference. That summary and the foregoing description of the Plan are qualified in their entirety by reference to the text of the Plan, which was filed as Exhibit 10.1 to the Company’s registration statement on Form S-8 filed with the SEC on June 12, 2013 and is incorporated herein by reference.

Also at the 2013 annual meeting of stockholders, the Company’s stockholders approved the Company’s Amended and Restated Employee Stock Purchase Plan (the “ESPP”) to, among other things, (i) extend the term of the ESPP until such time that the board of directors determines to terminate the plan; (ii) increase the share reserve under the ESPP by 2,000,000 shares and eliminate the “evergreen” provision; and (iii) make other technical revisions or otherwise non-material revisions.

A brief description of the material terms of the ESPP is set forth on pages 50 to 54 of the Proxy Statement and is incorporated herein by reference. That summary and the foregoing description of the ESPP are qualified in their entirety by reference to the text of the ESPP, which was filed as Exhibit 10.2 to the Company’s registration statement on Form S-8 filed with the SEC on June 12, 2013 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of stockholders of the Company was held on June 11, 2013. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1. The election of three members of the Company’s board of directors for terms expiring at the 2016 annual meeting of stockholders. In accordance with the results below, each nominee was elected to serve as a director.

	Votes For	Votes Withheld	Broker Non-Votes
Daniel D. Burgess	44,765,903	614,317	12,317,015
Michael G. Carter	44,760,753	619,467	12,317,015
Alessandro E. Della Chà	42,907,163	2,473,057	12,317,015

Proposal 2. The approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 100,000,000 shares to 200,000,000 shares. In accordance with the results below, the Amendment to the Amended and Restated Certificate of Incorporation was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,993,285	2,375,007	197,260	131,683

Proposal 3. The approval of the Company’s Amended and Restated 2004 Equity Incentive Award Plan. In accordance with the results below, the Amended and Restated 2004 Equity Incentive Award Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,235,654	16,054,699	89,867	12,317,015

Proposal 4. The approval of the Company’s Amended and Restated Employee Stock Purchase Plan. In accordance with the results below, the Amended and Restated Employee Stock Purchase Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,417,487	754,678	208,055	12,317,015

Proposal 5. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. In accordance with the results below, the appointment of Ernst & Young LLP was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,090,479	574,078	32,675	––

No other matters were submitted for stockholder action.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1(1)	Santarus, Inc. Amended and Restated 2004 Equity Incentive Award Plan.

10.2(1)	Santarus, Inc. Amended and Restated Employee Stock Purchase Plan.

(1)	Incorporated by reference to the Company’s registration statement on Form S-8, filed with the SEC on June 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: June 13, 2013	By:	/s/ Gerald T. Proehl
		Name:	Gerald T. Proehl
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1(1)	Santarus, Inc. Amended and Restated 2004 Equity Incentive Award Plan.

10.2(1)	Santarus, Inc. Amended and Restated Employee Stock Purchase Plan.

(1)	Incorporated by reference to the Company’s registration statement on Form S-8, filed with the SEC on June 12, 2013.